Exhibit 10.25

Río Cuarto, May 16, 2017

MOLINO CAÑUELAS S.A.

Kennedy N° 160, Cañuelas

Province of Buenos Aires

Argentine Republic

Re.: Proposal for Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services. PROPOSAL OF ADDENDUM No. 3

Dear Sirs,

On behalf of COMPAÑÍA ARGENTINA DE GRANOS S.A. (hereinafter referred to as “CAGSA”), I, Carlos A. Navilli, D.N.I. [National ID Document No.] 12,657,137, am pleased to submit to MOLINO CAÑUELAS S.A.C.I.F.I.A. (hereinafter referred to as MC and, jointly with CAGSA, the “PARTIES”) the following proposal for an amendment to the Proposal for the Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services (hereinafter referred to as the “Proposal”) dated December 1, 2016 (hereinafter referred to as  “ADDENDUM No. 3”).

WHEREAS:

(i) The Proposal includes a Non-Compete Agreement, by virtue of which CAGSA must abstain from performing certain actions for a term of five (5) years;

(ii) It is our intention to make certain amendments to the Non-Compete Agreement signed at that time; and

(iii) Considering his recognition in the market, Mr. Aldo Navilli, D.N.I. No. 10,053,805 is required to sign this addendum in order to guarantee to MC the full operation of the Stock-in-Trade acquired under the agreed terms.

NOW, THEREFORE, THE PARTIES agree as follows:

ONE: CAGSA must guarantee to MC that it shall not compete in the markets related to the Stock-in-Trade for a term of five (5) years as of the acceptance of the Proposal (hereinafter referred to as the “Non-Compete Agreement”), which implies that CAGSA shall abstain from:

(a) possessing, managing, operating, controlling, either directly or indirectly, any economic activity that may compete with the Stock-in-Trade;

(b) attempting to persuade any client or supplier in any way to cease to do business with MC or to reduce the amount of business that clients or suppliers have usually done or planned to do with the Stock-in-Trade.

(c) doing or attempting to do business with any client or provide services to any client related to the activity performed for the Stock-in-Trade.

(d) contracting MC employees that were transferred to MC within the framework of the Stock-in-Trade transfer.

For this purpose, CAGSA shall provide to MC all the information available in the systems it uses to operate the Stock-in-Trade with respect to currently operational suppliers and clients.

Notwithstanding the Non-Compete Agreement entered into by CAGSA, the PARTIES agree that, as the transfer of the Stock-in-Trade does not imply the transfer of debit balances with clients and/or suppliers, CAGSA may conduct operations related to the transferred business units solely and exclusively for the purpose of facilitating the completion of operations initiated prior to the transfer of the Stock-in-Trade.

TWO: Mr. Aldo A. Navilli, D.N.I. No. 10,053,805, has signed this Addendum No. 3 in order to personally assume the obligation to avoid competing with the Stock-in-Trade acquired by MC and shall abstain from performing any of the actions listed in Clause ONE in relation to the Stock-in-Trade transferred to MC.

THREE: All of the terms and conditions of all clauses of the Proposal that were not subject to amendment in this ADDENDUM No. 3 shall remain in full force and effect and shall govern the contractual relationship between THE PARTIES until their termination.

FOUR: This proposal of ADDENDUM No. 3 shall be understood to be accepted by MC if it sends a letter to CAGSA accepting it under the reference “ACCEPTANCE OF ADDENDUM No. 3,” within a term of 15 (fifteen) days of its receipt.

Sincerely,

[illegible signature]

Carlos A. Navilli

Proxy

COMPAÑÍA ARGENTINA DE GRANOS S.A.

[illegible signature]

Aldo A. Navilli

D.N.I. No. 10,053,805

Cañuelas, May 17, 2017

COMPAÑÍA ARGENTINA DE GRANOS S.A.

Gobernador Guzmán N° 1253

City of Río Cuarto, Province of Córdoba

Argentine Republic

Re.: Proposal for Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services. ACCEPTANCE OF ADDENDUM No. 3

Dear Sirs,

As proxy of MOLINO CAÑUELAS S.A.C.I.F.I.A., I, Ricardo A. Navilli, D.N.I. [National ID No.] 13,420,134, would like to inform you of our acceptance of ADDENDUM NO. 3 dated May 16, 2017.

[illegible signature]

Ricardo A. Navilli

D.N.I. 13,420,134

Proxy

MOLINO CAÑUELAS S.A.C.I.F.I.A.